UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation of FD Disclosure.

On March 21, 2012, Baker Hughes Incorporated (the “Company”) issued a news release to announce that its outlook for operating profit before tax for the first quarter of 2012 is expected to be lower than the fourth quarter of 2011 primarily due to rapidly changing market conditions in the Pressure Pumping product line in North America and seasonality in all international markets. The Company also announced in the news release that its outlook for operating profit before tax margin for the first quarter of 2012 is expected to be lower than the fourth quarter of 2011. Operating profit before tax is a non-GAAP measure defined as profit before tax (“income before income taxes”) less certain identified costs. Operating profit before tax margin is a non-GAAP measure defined as operating profit before tax divided by revenue. Management uses these measures because it believes that each of these measures is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that these measurements may be used by investors to make informed investment decisions.

The Company will hold a conference call on Tuesday, April 24, 2012 at 8:30 a.m. eastern time, 7:30 a.m. central time, to discuss the final results of the first quarter of 2012. This scheduled conference call was previously announced on March 6, 2012.

The information in this Item 7.01, including the news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)

(d)	Exhibits.

99.1*	— News Release of Baker Hughes Incorporated dated March 21, 2012.

*	Filed herewith.

This Form 8-K contains certain “forward-looking statements” (as defined in Section 21E of the Exchange Act, as amended) that reflect the Company’s expectations regarding future events. These forward-looking statements reflect the Company’s current beliefs and expectations and are based on information currently available to the Company. Accordingly, these statements are subject to known and unknown risks, uncertainties and other factors that could cause actual events to differ from those expressed in, or implied by, these statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s other filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. As a result, no assurance can be given that the Company’s beliefs and expectations covered by such forward-looking statements will be achieved. The Company has yet to complete its preliminary review and compilation of the Company’s financial information for the first quarter of 2012, and accordingly, expected results are subject to change. The Company is not obligated and has no intention to update or revise these forward-looking statements to reflect new events, information or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: March 21, 2012	By:	/s/ Sandra E. Alford
Sandra E. Alford Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News Release of Baker Hughes Incorporated dated March 21, 2012.